UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):    September 1, 2011 (August 31, 2011)

HOLLY ENERGY PARTNERS, L.P. (Exact name of registrant as specified in its charter)
Delaware	001-32225	20-0833098
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2828 N. Harwood, Dallas, Texas 75201
(Address of Principal Executive Offices)

(214) 871-3555
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[     ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[     ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))
[     ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
    240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Second Amended and Restated Pipelines, Tankage and Loading Rack Throughput Agreement (Tulsa East)

On August 31, 2011, in connection with the completion of the construction of facilities and pipelines to interconnect the western and eastern complexes of HollyFrontier Corporation’s (“HollyFrontier”) refinery site in Tulsa, Oklahoma (the “Interconnecting Pipelines”), HEP Tulsa LLC (“HEP Tulsa”), a wholly owned subsidiary of Holly Energy Partners, L.P. (the “Partnership”), Holly Energy Storage-Tulsa LLC (“HEP Storage-Tulsa”), also a wholly-owned subsidiary of the Partnership, and Holly Refining & Marketing-Tulsa LLC (“Holly Tulsa”) entered into a Second Amended and Restated Pipelines, Tankage and Loading Rack Throughput Agreement (Tulsa East) (the “Second Amended Throughput Agreement”).  Holly Tulsa is a wholly owned subsidiary of HollyFrontier, the entity that controls the Partnership’s general partner.

The Second Amended Throughput Agreement amends and restates the First Amended and Restated Pipelines, Tankage and Loading Rack Throughput Agreement (Tulsa East) (the “First Amended Throughput Agreement”), dated as of March 31, 2010, that was previously filed as an exhibit to the Partnership’s Current Report on Form 8-K filed April 6, 2010, to provide, among other things, that:

·
HEP Tulsa will own and operate the Interconnecting Pipelines and provide transportation services to Holly Tulsa via the Interconnecting Pipelines, and Holly Tulsa will pay the following tariffs to HEP Tulsa, for such services:

·
a tariff of $.064 for each one thousand standard cubic feet per day (“MSCFD”) of intermediate products transported via the gas Interconnecting Pipelines with a guaranteed minimum throughput of 64,000 MSCFD; and

·
a tariff of $.2092 for each barrel of intermediate products transported via the liquid Interconnecting Pipelines up to 45,000 barrels, $.07 for each barrel for volumes in excess of 45,000 but less than 65,000 barrels, and $.05 per barrel for volumes in excess of 65,000 barrels, with a guaranteed minimum throughput of 45,000 bpd.

·
Such tariffs are subject to various adjustments, including limited upward adjustments for changes in the Producer Price Index-Commodities-Finished Goods (PPI) produced by the U.S. Department of Labor, Bureaus of Statistics, and the guaranteed minimum throughput is subject to a limited upward adjustment if actual costs incurred by HEP Tulsa in connection with the construction of the Interconnecting Pipelines exceed assumed costs.

The description of the Second Amended Throughput Agreement herein is qualified by reference to the copy of the Second Amended Throughput Agreement, filed as Exhibit 10.1 to this report, which is incorporated by reference into this report in its entirety.

Fifth Amended and Restated Omnibus Agreement

On August 31, 2011, in connection with the completion of the construction of the Interconnecting Pipelines, HollyFrontier and the Partnership and certain of their respective subsidiaries entered into a Fifth Amended and Restated Omnibus Agreement (the “Fifth Restated Omnibus Agreement”). The Fifth Restated Omnibus Agreement amends and restates the Fourth Amended and Restated Omnibus Agreement, dated as of March 31, 2010, that was previously filed as an exhibit to the Partnership’s Current Report on Form 8-K dated April 6, 2010 (the “Fourth Restated Omnibus Agreement”). The Fifth Restated Omnibus Agreement amends and restates the omnibus agreement to, among other things, subject the Interconnecting Pipelines to HollyFrontier’s right of first refusal to purchase the Partnership’s assets that serve HollyFrontier’s refineries.

The description of the Fifth Restated Omnibus Agreement herein is qualified by reference to the copy of the Fifth Restated Omnibus Agreement, filed as Exhibit 10.2 to this report, which is incorporated by reference into this report in its entirety.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
10.1	Second Amended and Restated Pipelines, Tankage, and Loading Rack Throughput Agreement, dated August 31, 2011
10.2	Fifth Amended and Restated Omnibus Agreement, dated August 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P. By: HEP Logistics Holdings, L.P., its General Partner By: Holly Logistic Services, L.L.C., its General Partner

By:	/s/ Douglas S. Aron
Name: Douglas S. Aron
Title: Executive Vice President and Chief Financial Officer

Date:           September 1, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amended and Restated Pipelines, Tankage, and Loading Rack Throughput Agreement, dated August 31, 2011
10.2	Fifth Amended and Restated Omnibus Agreement, dated August 31, 2011